Exhibit 10.1



                                LEASE AGREEMENT

     THIS LEASE is made and entered into this 15th day of July, 1995, by and between SEQUOIA TRUST, a Nevada trust, hereinafter called "Lessor" and ATLANTIC PACIFIC TRUST, a Nevada Trust, hereinafter called "Lessee".

     Lessor, for and in consideration of the covenants and agreements contained in this Lease, hereby leases to Lessee for the term and purposes hereinafter set forth, all that certain property sometimes hereinafter referred to as "said property" in the County of Kern, State of California, more particularly described in Exhibit "A", attached hereto and made a part hereof, and Lessor and Lessee agree as follows:

     Lessor reserves the right to use said property for any and all other purposes consistent with Lessee's use of said property for the purposes herein leased.

     1. This Lease is made for the sole purpose of exploration, development and operation of mines, and extraction, reducing, extraction, selling and shipping any and all precious metals and other commercially valuable substances, whether similar or dissimilar, hereinafter referred to as "leased substances", contained therein, subject to the exceptions, reservations, covenants and conditions in this lease. Lessee shall have the exclusive right to mine for the leased substances.

     2. The term of this Lease shall be from July 15, 1995 to July 15, 2000, and may be renewed for like terms by mutual consent by Lessee and Lessor, so long thereafter as leased substances are being mined, processed or marketed from said property on a continuous basis with no cessation of operations for more than one hundred twenty (120) consecutive days. Lessee shall pay monthly, to Lessor, a Lease payment of three thousand ($3,000.00) per month during the term of this Lease, to paid on the 15th of the month. Additionally, Lessee shall pay to Lessor an actual royalty payment of twelve percent (12%) of the gross value of metals and other leased substances recovered from the refining of ores from said properties on the 1st and the 15th of each month. Actual royalty payments on other leased substances shall be paid to Lessor in kind or in cash from the sale of other leased substances.

     Lessee shall, within ten (10) days after the expiration of each and every pay period during the term hereof, pay the additional actual royalties to Lessor and furnish Lessor full and complete copies of all documents, including settlement for any ore, mineral, metal or other leased substances disposed of and also full and complete reports of any reduction works or mill where the ore may be reduced or treated, for the preceding pay period including but not limited to the following information:

     (a) The disposition made of all ore or minerals mined, together with the date of shipments, names and addresses of consignees and weights.

     (B) The kind, quantity and value of all leased substances extracted and sold or otherwise disposed of.


                                                                    Exhibit 10.1

     (c)  Monthly work progress report indicating all work performed each month.

     (d) Lessee shall make available to Lessor, its agents and representatives copies of all assay reports, drill hole logs and all other data assembled as an aid in determining the location, quantity and quality of all mineral deposits (i.e. deposits of leased substances on said property.)

     3. Lessee shall work said property in a manner consistent with good, prudent economical mining practices, to mine the greatest amount of ore possible, with due regard to the development and preservation of said property as a workable mine. Lessee shall perform continuously and diligently in good faith, in an active and substantial way, exploration and mining work upon said leased property directed toward the discovery and production of said leased substances.

     4. The obligations of Lessee under this Lease shall be suspended only while Lessees' compliance is prevented by the elements, accidents, strikes, lockouts, riots, delays in transportation, inability to secure materials in the open market, or by any other causes beyond the reasonable control of Lessee whether similar or dissimilar to the causes specifically mentioned except government intervention and receiverships caused by government intervention or bankruptcy. Lessee shall give Lessor prompt written notice of the commencement and cessation of any such event.

     5. Lessee shall keep a full set of accounts, records, and maps showing location of working places and shall allow Lessor, or its agents or employees, to examine them from time to time. Lessee shall allow Lessor to enter upon said property and into any working, mills or reduction works thereon, or wherever mineral or metal bearing materials from said property may be worked or leased substances reduced, for the purpose of inspections to ascertain whether the terms and conditions of this lease are being properly performed, and to take samples and to make tests and measurements and to affix notices.

     6. Lessee shall do any and all work necessary to safeguard against accidents and to properly conserve said property and leased substances, in a first-class manner, compatible with safe and economical mining practices, and Lessee shall keep all workings in which ore is exposed, clear of all loose rock, earth and rubbish and shall keep all surface openings securely covered or fenced against livestock and wildlife.

     7. In the operation and development of said property, Lessee shall comply with and observe all applicable laws and governmental rules and regulations including, but not limited to, Employer's Liability, Workers Compensation, Worker's Unemployment Insurance and all environmental laws, rules and regulations. Lessee shall indemnify and hold harmless Lessor from and against the payment of all damages, claims, costs and expenses due to the existence of such laws, rules and regulations, and of all claims, costs and expenses in connection therewith under any claim of subrogation or otherwise. Lessor shall indemnify and hold harmless Lessee from and against the payment of all damages, claims, cost and expenses due to any acts or conduct of Lessor or any person claiming through Lessor, occurring prior to the date the term of this Lease commences including, but not limited to, any violation of any environmental law, rule or regulation and in addition, by reason of the existence, as of the date


                                                                    Exhibit 10.1
of this Lease, of any hazardous or toxic waste on the property.

     8. Lessee shall not divert or obstruct any stream of water on said property, cannot divert any water from said property, except that Lessee may, subject to existing rights and statutes and regulations, use any unappropriated water reasonably required for such mining operation. Lessee shall not interfere with, destroy or remove any fences or on enclosing said property, not leave gates open, nor interfere with livestock grazing within such enclosures. Lessee shall no do or suffer to be done in or upon said property any act or thing which is or may be a nuisance and Lessee shall not use or permit others to use said property, or any part hereof, for any unlawful or immoral purposes.

     9. Lessee may construct, maintain and use such roads, ditches, buildings, fixtures and machinery on, through and upon Said property as may be necessary or convenient in carrying on exploration, milling and or mining operation.

     10. Lessor may post and maintain upon said property notices of non-responsibility as provided by law. Lessee shall pay in full all persons who perform labor or services on, furnish materials joined or affixed to, or provide equipment for said property, or for the construction, reconstruction, repair or replacement of any structure or improvement on said property, at Lessee's instance or request. Lessee shall not permit or suffer liens of any kind of nature to be enforces against said property for such labor, services, materials or equipment. Lessor may pay such amount as may be required to release any such lien or liens, to defend any action brought thereon, or to satisfy a judgment entered therein. Lessee shall reimburse Lessor for all costs, damages, reasonable attorney fees and amount paid by Lessor in defending such actions, releasing said liens or satisfying judgments thereon.

     11. Lessee shall pay, prior to delinquency, all tax and assessments levied and assessed on the mineral and mining rights hereby leased, and on all of Lessee's personal property and improvements on said property which become a lien on said property during the term of this Lease, and any and all production or severance taxes computed or based upon production from said property except Lessor shall pay all taxes due and payable up on the royalty portion. If Lessee pays taxes on the royalty portion, Lessee may reimburse itself for such taxes from the royalties. If not said so paid by Lessee, Lessor may, at its option, pay such taxes and assessments which are liens on said property, or on the mineral and mining rights, and any penalties and interest thereon, and Lessee shall reimburse Lessor on demand in the full amount of such payments. Lessee shall pay, as and when the same become due and payable, and save and indemnify Lessor from and against, all taxes and assessments which are assessed and levied on said property or portion thereof, on all minerals and ores produced therefrom pursuant to the provisions hereof or on all property or improvements that may be placed or installed thereon by or under Lessee, during the period this lease shall remain in effect. In the event that this lease is terminated in whole or in part prior to the date when taxes and assessments on the said property become due and payable, Lessee shall, on such termination, pay to Lessor a sum equivalent to the taxes levies upon the part of said property so terminated for the first fiscal tax year immediately preceding the current fiscal tax year, prorated to the date of such termination. Lessee shall not permit or suffer said property or any part thereof, of any mineral and ores mined therefrom, or any improvements or personal property thereon, to be sold at any time for such taxes. Notwithstanding the above provisions, Lessees shall not be liable for any


                                                                    Exhibit 10.1
taxes and assessments levies upon the rights reserved hereunder by Lessor, its successors and assigns.

     12. Lessor shall not be liable, from any cause whatsoever, for any injury to or death of any officer, agent or employee of Lessee, or any other person whomsoever, while upon or in proximity to said property in connection with the business of Lessee, or for loss or destruction of or damage to any property owned by or in the custody or control of Lessee or any other person or persons whomsoever, brought, stored or places upon or in proximity to said property in connection with the business of Lessee. Lessee hereby releases and discharges and shall indemnify and save harmless, Lessor from and against any an all claims, liability, demands, causes of action , costs and expenses for injuries to or deaths of all persons and loss or destruction of or damage to all property, caused by or arising out of the exercise of their rights hereunder.

     13. Lessor represents to Lessee that the property covered by this Lease is encumbered by a senior first Trust Deed in the amount of $60,000.00 (sixty thousand dollars). Lessor agrees to indemnify, save and hold harmless Lessee from any damage, loss or expense or whatever kind or nature by reason of any such senior encumbrance, it being understood and agreed that Lessee shall have no obligation thereof and Lessor covenants to fully and timely perform all obligations secured thereby.

     14. Upon breach by Lessee of any of the terms, covenants conditions of this Lease and Lessee's failure to remedy the default within thirty (30) days after written notice from Lessor to do so, then at the option of Lessor, notice of the exercise of which shall be given to Lessee in writing, this Lease shall forthwith cease and terminate and all rights of Lessee in and to said property shall be at an end, whereupon Lessee shall vacate said property and peaceably surrender possession thereof to Lessor. The waiver by Lessor of any breach of any covenant or condition thereof shall not be deemed a waiver of any other or subsequent breach hereof not of any other covenant or condition hereof. The acceptance of payments hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee or any covenant or condition hereof, other than the failure of Lessee to pay such particular payment so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such payment.

     15. If Lessee is adjudicated as bankrupt, or shall make an assignment for the benefit of creditors, or file a voluntary petition under any law having for its purpose the adjudication of Lessee a bankrupt, or the extension of time of payment, composition, adjustment, modification, settlement or satisfaction of liabilities of Lessee, or a receiver be appointed for the property of Lessee by reason of the insolvency of Lessee, notwithstanding anything to the contrary elsewhere in this Lease, or any stoppage by governmental agencies, or non-operation on a continuous basis over one hundred-twenty (120) days or any other government agency taking receivership. Lessor shall have the immediate right to terminate this Lease and to take exclusive possession of the leased premises. The acceptance of royalty or other payments hereunder shall not constitute a waiver of Lessor's right to terminate this Lease as above set forth.

     16. If suit or action is brought to interpret or enforce this Lease, the prevailing party shall be entitled to be awarded reasonable attorney fees in


                                                                    Exhibit 10.1
addition to other costs and disbursements allowed by law, including the same with respect to an appeal.

     17. Lessee shall pay to Lessor interest at the rate of two percent (2%) per month upon any and all amounts whatsoever due under this Lease to Lessor from the date payment of each such amount is due and owing to Lessor or form the date of each breach by Lessee of an obligation hereunder, as the case may be, to the date of receipt by Lessor of each payment of said amounts, unless such payment is tendered or paid to Lessor within thirty (30) days after the date a payment is due and owing hereunder to Lessor or the date of such breach, as the case may be.

     18. Any demand, notice or statement herein requested or required to be given by one party to the other shall be in writing. Delivery of such written demand, deposited in the United States Mail, with postage thereon fully prepaid, certified, return receipt requested and addressed to Lessor at 4750 Kelso Creek Road, Weldon, CA, 93283, and the payments by Lessee to Lessor hereunder shall be made at the above address. Delivery of such demand, notice or statement to Lessee shall be conclusively deemed sufficient when deposited in the United States Mail, with postage thereon fully prepaid, certified, return receipt requested and addressed to Lessee at 4750 Kelso Creek Road, Weldon, Calf. 93283. Any party may change by written notice as above provided, the address to which such demands, notices or statements to such party may be sent and Lessor may change the address at which payments shall be made by written notice to Lessee.



     19. Lessee may at any time surrender- and terminate this Lease, in whole as to any one or more patented mining claims, upon giving ninety (90) day notice in writing to Lessor to that effect and paying all royalties and any other sums due on the property to the date of surrender or termination.

     20. Upon termination of this lease in any manner, Lessee shall surrender and deliver unto Lessor the quiet and peaceful possession of said property in neat, clean, and safe condition and shall quitclaim to Lessor all of the right, title and interest of Lessee in said property. Lessee shall provide with each quitclaim, upon demand by Lessor, a title report issued by a responsible title company covering the property so quit claimed as of the date of recordation of the quitclaim. If such title report discloses any encumbrances or liens affection title to said property done, made or suffered by Lessee, or anyone claiming under Lessee, Lessee shall take such steps as may be necessary to extinguish such encumbrances or lien, failing in which Lessor may do so at Lessee's cost and expense, including reasonable attorney fees, which cost and expense Lessee shall pay to lessor upon Lease demand. Upon termination of this Lease, Lessee may remove all machinery, tools appliances and all personal property placed upon said premises by Lessee, provided no default shall at such time exist in respect of any payments, or in respect of any covenants, agreements or conditions to be kept and performed by Lessee; and provided further that all timbering supports, track, pipe, electrical and paneling within mines shall be left in good condition when the Lessee may vacate the premises, or this Lease be terminated; also provided that all machinery, tools, appliances, and all personal property remaining on said premises thirty (30) days after the termination (by notice or otherwise) of this Lease, shall become the property of Lessor and shall not be removed therefrom by Lessee. All


                                                                    Exhibit 10.1
permanent structures and buildings shall not be removed by Lessee and shall become the sole property of the Lessor.

     21. If there is more than one person named as Lessee, the Lessee's obligations shall be joint and several and the term "Lessee" wherever used in this Lease shall, unless otherwise specified, include the plural as well as singular.

     22. This instrument is intended as, and is, a lease. Lessor shall not be called upon or be required to make any repairs, or .incur any expenses of any kind or nature upon or in connection with said property for and during the term of this Lease, but all such expenses shall be borne by Lessee.

     23. Lessor shall deliver to Lessee all maps, assay reports, engineering reports, geological reports and all other documents and information pertaining to said property within fifteen (15) days after execution of this lease agreement.

     24.  Time and specific performance are of the essence of this Lease.

     27. Lessee shall not assign this Lease, or any interest therein, without the prior written consent of Lessor and any attempted assignment without such consent shall be null and void. The consent to one assignment by Lessor shall not be deemed to be a consent to subsequent assignment. This Lease shall not, nor shall any interest therein, be assignable, as the interest of the Lessee, by operation of law, without the prior consent of Lessor. However, Lessee may contract with third parties to perform Lessee's obligations under this Lease on such terms determined by Lessee, without the prior consent of lessor, providing the third party contractor abides by all of the terms and conditions of this Lease and that the Lessor is notified in writing of the third party contractor.

     28. The provisions contained in this Lease shall inure to the benefit of and be binding upon the respective heirs, administrators, executors, personal representatives, successors and assigns of the parties.

     IN WITNESS WHEREOF, the parties have executed this Lease agreement as of the date first herein written.

LESSOR: SEQUOIA TRUST

/s/ Joyce J. Pellet
-------------------------------------
Joyce J. Pellet, Trustee in Trust
Sequoia Trust


LESSEE: ATLANTIC PACIFIC TRUST


/s/ Steven B. Mortensen
------------------------------------
Steven B. Mortensen, Trustee in Trust
Atlantic Pacific Trust


                                                                    Exhibit 10.1

RECORDING REQUESTED BY                    James Maple, Assessor-Recorder
CHICAGO TITLE COMPANY                     Kern County Official Records  Pages:1
AND WHEN RECORDED MAIL THIS                                            5/31/1996
DEED AND , UNLESS OTHERWISE               DOCUMENT #:0196069954         8:01:00
SHOWN BELOW, MAIL TAX STATEMENT
TO:

NAME:WILLIAM M. MORELAND & JOYCE
JANE PELLETT, TRUSTEES IN TRUST
OF SEQUOIA TRUST

STREET ADDRESS: 4750 KELSO CREEK ROAD
CITY & STATE:   WELDON, CA  93283
ZIP:                                                          Fees....7.00
                                                              Taxes...
                                                              Other...
Title Order No. B647146                                       Total Paid...7.00

                                   Grant Deed
          ------------------------------------------------------------
THE UNDERSIGNED GRANTOR(S) DECLARE(S)         DEED TO A TRUST NOT
                                              PURSUANT TO A SALE AND IS
                DOCUMENTARY TRANSFER TAX IS $ EXEMPT.
                [X] unincorporated area [ ] City of______________ Parcel No. 095-270-03-00
                [X] computed on full value of interest or property conveyed, or
                [ ] computed on full value less value of liens or encumbrances remaining at time of sale, and

      FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, JOYCE PELLETT, A SINGLE WOMAN,

hereby GRANT(S) to

      WILLIAM M. MORELAND AND JOYCE JANE PELLETT, AS TRUSTEES IN TRUST OF THE SEQUOIA TRUST, BY TRUST INDENTURE DATED JANUARY 10, 1991

the following described real property in the
county of   KERN , state of California:

     LOT 39 IN SECTIONS 17 AND 18, (FORMERLY SURVEYED AS IN SECTIONS 7 AND 8 ), TOWNSHIP 28 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, ALSO KNOWN AS THE PIUTE QUARTZ MINING CLAIM.

Dated  May 30, 1996                             /s/ Joyce Pellett
       -------------
STATE OF CALIFORNIA
COUNTY OF  Kern       }S.S.
On  May 30, 1996  before me,
Marilyn Hoffman
a Notary Public in and for said County and State,
personally appeared Joyce Pellett

WITNESS my hand and official seal               (Notary Seal)

/s/ Marilyn Hoffman

                                                                    Exhibit 10.1

RECORDING REQUESTED BY                    James Maple, Assessor-Recorder
CHICAGO TITLE COMPANY                     Kern County Official Records  Pages:1
AND WHEN RECORDED MAIL THIS                                            5/31/1996
DEED AND , UNLESS OTHERWISE               DOCUMENT #:0196069953         8:01:00
SHOWN BELOW, MAIL TAX STATEMENT
TO:

NAME:WILLIAM M. MORELAND & JOYCE
JANE PELLETT, TRUSTEES IN TRUST
OF SEQUOIA TRUST

STREET ADDRESS: 4750 KELSO CREEK ROAD
CITY & STATE:   WELDON, CA  93283
ZIP:                                                          Fees....     7.00
                                                              Taxes...
                                                              Other...
Title Order No. B647146                                  Total Paid...     7.00

                                   Grant Deed
          ------------------------------------------------------------
THE UNDERSIGNED GRANTOR(S) DECLARE(S)         DEED TO A TRUST NOT
                                              PURSUANT TO A SALE AND IS
                DOCUMENTARY TRANSFER TAX IS $ EXEMPT.
                [X] unincorporated area [ ] City of______________ Parcel No. 095-270-03-00
                [X] computed on full value of interest or property conveyed, or
                [ ] computed on full value less value of liens or encumbrances remaining at time of sale, and

      FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, JOYCE PELLETT, A SINGLE WOMAN,

hereby GRANT(S) to

      WILLIAM M. MORELAND AND JOYCE JANE PELLETT, AS TRUSTEES IN TRUST OF THE SEQUOIA TRUST, BY TRUST INDENTURE DATED JANUARY 10, 1991

the following described real property in the
county of   KERN , state of California:

     LOT 38 IN SECTIONS 18, (FORMERLY SURVEYED AS IN SECTIONS 7), TOWNSHIP 28 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, ALSO KNOWN AS THE OPHIR QUARTZ MINING CLAIM.



Dated  May 30, 1996                             /s/ Joyce Pellett
      -------------
STATE OF CALIFORNIA
COUNTY OF  Kern       }S.S.
On  May 30, 1996  before me,
Marilyn Hoffman
a Notary Public in and for said County and State,
personally appeared Joyce Pellett

WITNESS my hand and official seal               (Notary Seal)
/s/ Marilyn Hoffman
                                                                    Exhibit 10.1

RECORDING REQUESTED BY                    James Maple, Assessor-Recorder
CHICAGO TITLE COMPANY                     Kern County Official Records  Pages:1
AND WHEN RECORDED MAIL THIS                                            5/31/1996
DEED AND , UNLESS OTHERWISE               DOCUMENT #:0196069952         8:01:00
SHOWN BELOW, MAIL TAX STATEMENT
TO:

NAME:WILLIAM M. MORELAND & JOYCE
JANE PELLETT, TRUSTEES IN TRUST
OF SEQUOIA TRUST

STREET ADDRESS: 4750 KELSO CREEK ROAD
CITY & STATE:   WELDON, CA  93283
ZIP:                                                          Fees....     7.00
                                                              Taxes...
                                                              Other...
Title Order No. B647146                                  Total Paid...     7.00

                                   Grant Deed
          ------------------------------------------------------------
THE UNDERSIGNED GRANTOR(S) DECLARE(S)         DEED TO A TRUST NOT
                                              PURSUANT TO A SALE AND IS
                DOCUMENTARY TRANSFER TAX IS $ EXEMPT.
                [X] unincorporated area [ ] City of______________ Parcel No. 095-270-03-00
                [X] computed on full value of interest or property conveyed, or
                [ ] computed on full value less value of liens or encumbrances remaining at time of sale, and

      FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, JOYCE PELLETT, A SINGLE WOMAN, INDIVIDUALLY AND JOYCE J. PELLETT, AS TRUSTEE OF BEDROCK TRUST.

hereby GRANT(S) to

      WILLIAM M. MORELAND AND JOYCE JANE PELLETT, AS TRUSTEES IN TRUST OF THE SEQUOIA TRUST, BY TRUST INDENTURE DATED JANUARY 10, 1991

the following described real property in the
county of   KERN , state of California:

     LOT 37 IN SECTIONS 18, (FORMERLY SURVEYED AS IN SECTIONS 7), TOWNSHIP 28 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, ALSO KNOWN AS THE BLUMENBERG QUARTZ MINING CLAIM.

Dated  May 30, 1996                             /s/ Joyce Pellett
      -------------
STATE OF CALIFORNIA
COUNTY OF  Kern       }S.S.
On  May 30, 1996  before me,
Marilyn Hoffman
a Notary Public in and for said County and State,
personally appeared Joyce Pellett

WITNESS my hand and official seal               (Notary Seal)
/s/ Marilyn Hoffman


                                                                    Exhibit 10.1